                                                                    EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

  NUMBER                                                              SHARES
                          NEW ERA OF NETWORKS, INC.
NEON
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN          SEE REVERSE FOR CERTAIN DEFINITIONS
   BOSTON, MA OR NEW YORK, NY                 AND A STATEMENT AS TO THE RIGHTS,
                                                PREFERENCES, PRIVILEGES AND
                                                  RESTRICTIONS ON SHARES

                                             CUSIP

     THIS CERTIFIES THAT


     IS THE OWNER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $.0001 PAR VALUE PER SHARE, OF

                          NEW ERA OF NETWORKS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

            SECRETARY                                    PRESIDENT

                                         COUNTERSIGNED AND REGISTERED:
                                           THE FIRST NATIONAL BANK OF BOSTON
                                                   TRANSFER AGENT AND REGISTRAR

                                         BY /s/ [ILLEGIBLE]
                                            AUTHORIZED SIGNATURE

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AMERICAN BANK NOTE COMPANY      JAN 3, 1997 fm
3604 ATLANTIC AVENUE
SUITE 12                        048299fc
LONG BEACH, CA 90807
(310) 989-2333
(FAX) (310) 426-7450      7B    Proof  SE  NEW
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
        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determinations, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common                      UNIF GIFT MIN ACT -             Custodian
TEN ENT  - as tenants by the entireties                                  ---------------------------------
JT TEN   - as joint tenants with right of                                  (Cust)                (Minor)
           survivorship and not as tenants
           in common                                                     Under Uniform Gift to Minors
COM PROP - as community property                                         Act
                                                                            ------------------------------
                                                                                      (State)

                                                     UNIF TRF MIN ACT  -       Custodian (until age      )
                                                                         ---------------------------------
                                                                           (Cust)
                                                                                   under Uniform Transfers
                                                                         ---------
                                                                          (Minor)

                                                                         to Minors Act
                                                                                      --------------------
                                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated                         X
     -----------------------   -------------------------------------------------

                              X
                               -------------------------------------------------
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  --------------------------------------------
  THE SIGNATURE SHOULD BE GUARANTEED BY AN
  ELIGIBLE GUARANTOR INSTITUTION (BANKS,
  STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
  AND CREDIT UNIONS WITH MEMBERSHIP IN AN
  APPROVED SIGNATURE GUARANTEE MEDALLION
  PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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AMERICAN BANK NOTE COMPANY      JAN 3, 1997 fm
3604 ATLANTIC AVENUE
SUITE 12                        048229bk
LONG BEACH, CA 90807
(310) 989-2333
(FAX) (310) 426-7450            Proof  SE  NEW
                                       --
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